SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 4
                                       TO
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                               AIM GROWTH SERIES

         This Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (this "Amendment") amends, effective as of July 30, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002 (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 30, 2003.


                                           By:    /s/ Robert H. Graham
                                                ----------------------------

                                                Name:    Robert H. Graham
                                                Title:   President

                          Exhibit 1 TO AMENDMENT No. 4
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES


                                  "SCHEDULE A

                               AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
     ---------                                  -------------------------
AIM Basic Value Fund                            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Global Trends Fund                          Class A Shares
                                                Class B Shares
                                                Class C shares

AIM Mid Cap Core Equity Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Small Cap Growth Fund                       Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares"